(FRONTIER FUNDS, INC. LOGO)

                               SEMI-ANNUAL REPORT
                            For the Six Months Ended
                                 March 31, 2000

                          (FRONTIER FUNDS, INC. LOGO)

TO OUR INVESTORS

Dear Shareholders,

  Thank you for your investment in Frontier Funds, Inc. Equity Portfolio. I appreciate the opportunity to serve you.

  The investment objective of the Equity Portfolio is capital appreciation. The current strategy is to purchase common stock in undervalued companies and to purchase common stock in companies that management believes has potential for superior earnings growth.

  During the six months ended March 31, 2000, the Equity Fund's net asset value per share increased from $2.79 as of September 30, 1999 to $6.79 as of March 31, 2000. The increase represents a total return of approximately 143.37%. The results shown below are for a Fund share outstanding during the entire period indicated, assuming reinvestment of all dividends and capital gains distributions, and do not include sales charges. Additional information on our performance appears under "Financial Highlights" in this Report.

                                  TOTAL RETURN

    FOR THE SIX                       FOR THE YEARS ENDED
    MONTHS ENDED                         SEPTEMBER 30,
     MARCH 31,        ---------------------------------------------------
        2000           1999           1998           1997           1996
    (UNAUDITED)       ------         ------         ------         ------
    -----------

      143.37%         76.58%        -63.08%        -35.25%        -17.99%

  I believe that the investment community will continue to recognize these small companies as a great place for investment opportunities. I will position your portfolio to take advantage of the investment opportunities that present themselves.

  I invite your comments and suggestions. Please feel free to write or telephone. Again, thank you for your confidence in Frontier Funds, Inc.

                                    Sincerely,

                                    /s/ James R. Fay
                                    James R. Fay
                                    President

SCHEDULE OF INVESTMENTS

                        AS OF MARCH 31, 2000 (UNAUDITED)

                                                                      QUOTED
                                                                      MARKET
 SHARES                                                               VALUE
 ------                                                               -----

                 COMMON STOCKS -- 109.43%

                 APPAREL -- 12.71%
100,000 +<F1>    Cygne Designs Inc.                                 $   25,000
 20,000 +<F1>    Design Inc.                                            23,125
 20,000 +<F1>    G-III Apparel Group                                    92,500
 10,000 +<F1>    The Leslie Fay Company                                 57,500
                                                                    ----------
                                                                       198,125
                                                                    ----------

                 BIOTECHNOLOGY & PHARMACEUTICALS -- 11.38%
 10,000 +<F1>    Ambi Inc.                                              51,875
  5,000 +<F1>    Energy Biosystems Corp.                                51,250
 20,000 +<F1>    Human Pheromone Sciences Inc.                          46,251
  4,000 +<F1>    Macrochem Corp.                                        28,000
                                                                    ----------
                                                                       177,376
                                                                    ----------

                 EDUCATION TECHNOLOGY -- 6.97%
 20,000 +<F1>    EGames, Inc.                                           41,250
 20,000 +<F1>    Toymax International Inc.                              67,500
                                                                    ----------
                                                                       108,750
                                                                    ----------

                 HEALTH CARE TECHNOLOGY -- 8.30%
 10,000 +<F1>    Cell Robotics International Inc.                       54,375
 40,000 +<F1>    Procyte Corp.                                          75,000
                                                                    ----------
                                                                       129,375
                                                                    ----------

                 INSURANCE -- 4.49%
 20,000          Reliance Group Holdings                                70,000
                                                                    ----------

                 INTERNET TECHNOLOGY -- 8.55%
  4,000 +<F1>    Netrix Corp.                                           80,750
 60,000 +<F1>    RSI Systems Inc.                                       52,500
                                                                    ----------
                                                                       133,250
                                                                    ----------

                 OFFICE EQUIPMENT -- 2.56%
 20,000 +<F1>    Gradco Systems Inc.                                    40,000
                                                                    ----------

                 RECREATIONAL PRODUCTS -- 1.24%
 10,000 +<F1>    Aldila Inc.                                            19,375
                                                                    ----------

                 RECYCLING MANAGEMENT -- 4.15%
 30,000 +<F1>    Hi-Rise Recycling Systems Inc.                         64,687
                                                                    ----------

                 SOFTWARE TECHNOLOGY -- 39.18%
 40,000 +<F1>    Mitek Systems Inc.                                    447,500
 15,000 +<F1>    Zitel Corp.                                            90,469
  1,000 +<F1>    Zixit Corp.                                            72,813
                                                                    ----------
                                                                       610,782
                                                                    ----------

                 TECHNOLOGY -- 6.23%
  7,001 +<F1>    Digital Video Systems Inc.                             97,135
                                                                    ----------

                 TOWING & RECOVERY -- 3.67%
 15,000 +<F1>    Miller Industries                                      57,187
                                                                    ----------

                     TOTAL COMMON STOCK
                       (Cost $1,375,142)                             1,706,042
                                                                    ----------

                     TOTAL INVESTMENTS
                       (Cost $1,375,142)                 109.43%     1,706,042
                     Liabilities in excess
                       of Other Assets                    (9.43%)     (146,955)
                                                        -------     ----------
                     TOTAL NET ASSETS                    100.00%    $1,559,087
                                                        -------     ----------
                                                        -------     ----------

+<F1>   Non-income producing security

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                           MARCH 31, 2000 (UNAUDITED)

ASSETS:
   Investments in securities, at value (cost $1,375,142) (Note 2)   $1,706,042
   Subscriptions receivable                                                501
   Prepaid expenses                                                     29,895
                                                                    ----------
       Total Assets                                                  1,736,438
                                                                    ----------

LIABILITIES:
   Cash overdraft                                                      110,227
   Payables:
       Securities purchased                                             41,681
       Fund shares redeemed                                              7,170
       Accrued expenses                                                 18,273
                                                                    ----------
       Total Liabilities                                               177,351
                                                                    ----------
       Net Assets                                                   $1,559,087
                                                                    ----------
                                                                    ----------

NET ASSETS CONSIST OF:
   Additional paid in capital                                       $1,416,310
   Accumulated net realized loss from investment
     transactions (Note 6)                                            (188,123)
   Net unrealized appreciation on investments                          330,900
                                                                    ----------
       Net Assets                                                   $1,559,087
                                                                    ----------
                                                                    ----------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   ($1,559,087 / 229,570 shares of capital stock
     outstanding) (Note 6)                                          $     6.79
                                                                    ----------
                                                                    ----------

   Maximum offering price per share (net asset value
     plus sales charge of 8.00%)                                    $     7.38
                                                                    ----------
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

              FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

INVESTMENT INCOME:
   Dividends                                                          $     75
                                                                      --------
EXPENSES:
   Management fee                                                        4,096
   Administration fee                                                   15,228
   Legal fee                                                            10,825
   Transfer agent fee                                                    8,776
   Custody fee                                                           5,070
   Audit fee                                                             6,249
   Printing                                                              3,926
   Directors' fees and expenses                                          4,500
   Registration fees                                                     3,275
   Insurance                                                               750
   Other                                                                   820
                                                                      --------
       Total expenses                                                   63,515
   Less:  Waiver of management fee                                      (4,096)
                                                                      --------
       Net expenses                                                     59,419
                                                                      --------
       Net investment loss                                             (59,344)

NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS (NOTE 2)
   Net realized gain from investment transactions                      163,430
   Net change in unrealized appreciation of investments                598,466
                                                                      --------
   Net realized and unrealized gain on investments                     761,896
                                                                      --------
   Net increase in net assets resulting from operations               $702,552
                                                                      --------
                                                                      --------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                             FOR THE SIX
                                             MONTHS ENDED         FOR THE
                                            MARCH 31, 2000       YEAR ENDED
                                             (UNAUDITED)     SEPTEMBER 30, 1999
                                             -----------     ------------------
Net investment loss                         $   (59,344)        $(108,174)
Net realized gain from
  investment transactions                       163,430            84,976
Net change in unrealized
  appreciation of investments                   598,466           216,838
                                             ----------         ---------
Net increase in net assets resulting
  from operations                               702,552           193,640
   Net capital share transactions (Note 4)      366,900            40,152
                                             ----------         ---------
   Net increase in net assets                 1,069,452           233,792

NET ASSETS:
   Beginning of period                          489,635           255,843
                                             ----------         ---------
   End of period (including accumulated
     Undistributed net investment income
     of $0, and $0, respectively)            $1,559,087         $ 489,635
                                             ----------         ---------
                                             ----------         ---------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           FOR THE SIX                       FOR THE YEARS ENDED
                                                           MONTHS ENDED                         SEPTEMBER 30,
                                                            MARCH 31,        ---------------------------------------------------
                                                               2000           1999           1998           1997           1996
                                                           (UNAUDITED)       ------         ------         ------         ------
                                                           -----------
Net asset value, beginning of period                          $ 2.79         $ 1.58         $ 4.28         $ 6.61         $ 8.06
                                                              ------         ------         ------         ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                                         (0.32)         (0.67)         (0.58)         (0.59)         (0.51)
   Net realized and unrealized
     gain (loss) on investments                                 4.32           1.88          (2.12)         (1.74)         (0.94)
                                                              ------         ------         ------         ------         ------
       Total from investment operations                         4.00           1.21          (2.70)         (2.33)         (1.45)
                                                              ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                           --             --             --             --             --
   Distribution from realized gains from
     security transactions                                        --             --             --             --             --
   Distributions in excess of book realized gains                 --             --             --             --             --
                                                              ------         ------         ------         ------         ------
Total distributions                                               --             --             --             --             --
                                                              ------         ------         ------         ------         ------
Net asset value, end of period                                $ 6.79         $ 2.79         $ 1.58         $ 4.28         $ 6.61
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
Total return**<F2>                                           143.37%         76.58%        (63.08%)       (35.25%)       (17.99%)

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in 000's)                            1,559            490            256            856          1,445
Ratio of expenses to average net assets                       15.40%         28.93%         20.72%         13.29%          8.29%
Ratio of net expenses to average net assets                   14.41%         27.93%         19.72%         12.29%          7.29%
Ratio of net investment income (loss)
  to average net assets before fee waiver                    (15.38%)       (28.93%)       (20.58%)       (13.29%)        (8.24%)
Ratio of net investment income (loss)
  to average net assets                                      (14.39%)       (27.93%)       (19.58%)       (12.29%)        (7.26%)
Portfolio turnover rate                                       38.32%         83.55%         47.78%         74.85%        133.42%

**<F2> Based on net asset value per share. The Fund's sales charge is not reflected in total return in this table.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

                           MARCH 31, 2000 (UNAUDITED)

NOTE 1.   ORGANIZATION

          Frontier Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Corporation was established under the laws of Maryland on October 24, 1991. The Corporation permits the Trustees to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Equity Fund Portfolio, to which Frontier's Board of Directors has initially allocated 80,000,000 shares, is the only current series of the Frontier Funds. The investment objective of the Equity Fund is to provide capital appreciation on its assets.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

          Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's directors.

          Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

          Federal Income Taxes - It is the policy of The Fund to comply with the requirements of The Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code. Therefore, no provision for Federal income or excise taxes has been made.

          Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

          Capital Loss Carryforwards - As of September 30, 1999, the Fund has Federal Income Tax Capital Loss carryforwards of approximately $ 375,636, expiring in 2006. It is management's intention to make no distribution of any realized capital gains until the Federal Income Tax capital loss carryforward is exhausted.

          Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.   INVESTMENT ADVISORY AGREEMENT

          The Fund has an investment advisory agreement with Freedom Investors Corp. ("the Advisor", with whom certain officers and directors of the Fund are affiliated). Under the terms of the management agreement, a monthly fee is paid to the investment advisor based on 1/12th of 1% (1% on an annual basis) of the average daily net asset value. The Advisor waived the management fee of $4,096 for the six months ended March 31, 2000 and has continued to waive the fee until further notice to the Board of Directors.

          The Fund pays Freedom Investors Corp. (the "Distributor") commissions on sales of Fund shares. Total commissions paid to the Distributor for the six months ended March 31, 2000, were approximately $2,966.

NOTE 4.   CAPITAL SHARE TRANSACTIONS

          As of March 31, 2000 there was 80,000,000, $0.01 par value shares of capital stock authorized for the Equity Portfolio.

          Transactions in capital stock were as follows:

                                 FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                      MARCH 31, 2000        SEPTEMBER 30, 1999
                                 ------------------------   ------------------
                                   SHARES       AMOUNT      SHARES      AMOUNT
                                   ------       ------      ------      ------
     Shares sold                   85,140      $561,297      39,324    $101,040
     Shares issued in
       reinvestment of dividends        0             0           0           0
     Shares redeemed              (30,782)     (194,397)    (26,107)    (60,888)
                                  -------      --------     -------    --------
     Net increase (decrease)       54,358      $366,900      13,217    $ 40,152
                                  -------      --------     -------    --------

NOTE 5.   ADMINISTRATION AGREEMENT

          The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing, fund accounting, and administrative services to the Fund. For the administrative and fund accounting services, the Fund pays the Administrator a fee computed daily and payable monthly, the greater of approximately $2,268 per month, or based upon the total net assets of the Fund, at the rate of 1/12th of 0.10% on the first $75 million of the average total monthly assets, 0.05% on the next $100 million of the average total monthly assets and 0.03% on the average total monthly assets in excess of $175 million. For the shareholder services, the Fund pays a monthly fee of approximately $1,448. In addition, the Fund will reimburse the Administrator its reasonable out-of-pocket expenses.

NOTE 6.   INVESTMENT TRANSACTIONS

          Purchases and sales, excluding short term securities, for the six months ended March 31, 2000, aggregated $753,585 and $316,141, respectively for the Equity Fund.

NOTE 7.   ACCUMULATED UNREALIZED APPRECIATION

          Aggregate gross unrealized appreciation (depreciation) as of March 31, 2000, based on investment cost ($1,375,142) for Federal Income Tax purposes is as follows:

               Aggregate gross unrealized appreciation              $ 577,073
               Aggregate gross unrealized depreciation               (246,173)
                                                                    ---------
                      Net unrealized appreciation                   $ 330,900
                                                                    ---------
                                                                    ---------

NOTE 8.   RECLASSIFICATION

          In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of September 30, 1999 the fund recorded permanent book/tax differences of $(108,174) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

                              FRONTIER FUNDS, INC.

                             OFFICERS AND DIRECTORS

          James R. Fay                          President and Director
          Amy L. Siesennop                 Vice President and Director
          Jeffrey S. Ackley                                   Director
          Kenneth W. Coshun                                   Director
          Matthew G. Drew                                     Director

                               INVESTMENT ADVISOR
                            FREEDOM INVESTORS CORP.

                              NATIONAL DISTRIBUTOR
                            Freedom Investors Corp.

                                   CUSTODIAN,
                           RETIREMENT PLAN CUSTODIAN
                               Firstar Bank, N.A.

                              SHAREHOLDER SERVICES
                                 1-800-231-2901

                          SECURITIES DEALERS SERVICES
                                 1-800-759-6598

                          (FRONTIER FUNDS, INC. LOGO)

                              FRONTIER FUNDS, INC.
                                   P.O.Box 68
                             101 W. Wisconsin Ave.
                            Pewaukee, WI 53072-0068
                                 (262) 691-1196

  This report is intended solely for use by the shareholders of Frontier Funds, Inc. If it is provided to any member of the public, it must be preceded or accompanied by a currently effective prospectus of the Fund.